UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  October 3, 2003
                                                  ------------------------------

                      PARADISE MUSIC & ENTERTAINMENT, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     001-12635                13-3906452
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 (State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


            122 East 42nd Street, New York, New York                 10168
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            (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code          888-565-3259
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report



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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective as of October 3, 2003, the Registrant's Board of Directors approved the engagement of James E. Scheifley & Associates, P.C. to act as its certifying accountant. During the two most recent fiscal years, and subsequent interim periods, the Registrant has not consulted James E. Scheifley & Associates regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event.

         On May 18, 2004, Hein & Associates LLP formally notified the Registrant that it had resigned as the Registrant's certifying accountant. The Registrant had engaged Hein & Associates LLP to audit its financial statements for the fiscal year ended December 31, 2001. However, this audit was never completed.

         As previously indicated, Hein & Associates never issued a report on the Company's financial statements as they never completed their audits. Hein & Associates requested certain schedules and supporting documentation from the Company. The Company was unable to pursue the effort at that time due to lack of capital. No further effort was performed by Hein & Associates. During the Registrant's two most recent fiscal years, and subsequent interim periods, there were no disagreements with Hein & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein & Associates would have caused it to make reference to such disagreement in its reports, except as to the aforementioned information which was not provided to Hein & Associates.

         The Company requested that Hein & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. A copy of the response received by the Company to that request is filed as an exhibit to this Form 8-K.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBITS

           16 Letter from Hein & Associates LLP, in compliance with Item 304 of Regulation S-B.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereto duly authorized.

                                            PARADISE MUSIC & ENTERTAINMENT, INC.

Date:   June  14, 2004                      By: /s/ KELLY T. HICKEL
      ---------------------                     --------------------------------
                                                    Kelly T. Hickel
                                                    Chairman and President